Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended December 31, 2019

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Futures	$(1,187,711)
Unrealized Gain (Loss) on Market Value of Futures	11,969,696
Dividend Income	27,269
Interest Income	285,032
ETF Transaction Fees	2,800
Total Income (Loss)	$11,097,086

Expenses
Management Fees	$142,699
Professional Fees	20,497
Brokerage Commissions	6,440
Non-interested Directors' Fees and Expenses	2,827
Prepaid Insurance Expense	6,957
Total Expenses	$179,420
Net Income (Loss)	$10,917,666

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 12/1/19	$218,862,416
Withdrawals (1,100,000 Shares)	(39,884,600)
Net Income (Loss)	10,917,666

Net Asset Value End of Month	$189,895,482
Net Asset Value Per Share (5,150,000 Shares)	$36.87

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended December 31, 2019

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Futures	$204,313
Unrealized Gain (Loss) on Market Value of Futures	235,125
Dividend Income	1,408
Interest Income	10,252
ETF Transaction Fees	700
Total Income (Loss)	$451,798

Expenses
Management Fees	$4,647
Professional Fees	2,976
Brokerage Commissions	381
Non-interested Directors' Fees and Expenses	113
Prepaid Insurance Expense	87
Total Expenses	8,204
Expense Waiver	(2,482)
Net Expenses	$5,722
Net Income (Loss)	$446,076

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 12/1/19	$8,334,425
Withdrawals (100,000 Shares)	(1,765,124)
Net Income (Loss)	446,076

Net Asset Value End of Month	$7,015,377
Net Asset Value Per Share (400,000 Shares)	$17.54

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended December 31, 2019

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Futures	$(983,398)
Unrealized Gain (Loss) on Market Value of Futures	12,204,821
Dividend Income	28,677
Interest Income	295,284
ETF Transaction Fees	3,500
Total Income (Loss)	$11,548,884

Expenses
Management Fees	$147,346
Professional Fees	23,473
Brokerage Commissions	6,821
Non-interested Directors' Fees and Expenses	2,940
Prepaid Insurance Expense	7,044
Total Expenses	187,624
Expense Waiver	(2,482)
Net Expenses	$185,142
Net Income (Loss)	$11,363,742

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 12/1/19	$227,196,841
Withdrawals (1,200,000 Shares)	(41,649,724)
Net Income (Loss)	11,363,742

Net Asset Value End of Month	$196,910,859

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596